EXHIBIT 10.25



                               SECOND AMENDMENT TO
                        EMPLOYMENT CONTINUATION AGREEMENT


          WHEREAS, on September 29, 1998 Dollar Thrifty Automotive Group, Inc. (the "Company") and Joseph E. Cappy (the Executive") entered into an Employment Continuation Agreement (the "Agreement"), as amended by a First Amendment thereto on April 23, 2001; and

          WHEREAS, the Company and the Executive wish to amend the Agreement pursuant to their reserved rights under Section 17 of the Agreement.

          NOW, THEREFORE, the Agreement is amended as follows:

               1. The last sentence of Section 4(a)of the Agreement is deleted and amended to read as follows:

                    "The benefits and perquisites described in Paragraphs (3), (4), (5), (7) and (8) of Annex A will be provided to the Executive as described therein."

               2. A new Paragraph 8 of Annex A is added to read as follows:

                    8. Club Dues; Financial, Investment and Tax Planning. During the Continuation Period, the Company will reimburse the Executive for his club dues in accordance with the policies and procedures of the Company regarding such reimbursement of dues to its senior executives existing immediately prior to the Change in Control. In addition, during the Continuation Period, the Company will arrange to provide the Executive with financial, investment and tax planning services in accordance with the policies and procedures of the Company regarding the provision of such services to its senior executives existing immediately prior to the Change in Control.

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Agreement to be duly executed and delivered on the 7th day of May, 2001.


                                       -----------------------------------------
                                          Joseph E. Cappy, Executive


                                       DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

                                       By:______________________________________
                                          Stephen B. Hildebrand
                                          Executive Vice President and Chief
                                            Financial Officer